November 2019 Exhibit 99.1

LEGAL SAFE HARBOR Certain statements contained in this press release may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, among others, the purpose, methodology, effects, timing, and tax-free nature of the spin-off; the belief that the spin-off will allow each company to better align its strategic objectives with its capital allocation priorities; the belief that the spin-off will give the investment community clearer insight into the value creation potential in each of these independent companies, ultimately driving enhanced stockholder value; the conclusion that separating AOBC’s firearms and outdoor products and accessories businesses would create two industry-leading companies, with attributes that best position each for long-term success for the reasons articulated; the belief that AOBC has successfully established and grew an entirely new and diverse outdoor products and accessories business with tremendous potential; the belief that the spin-off will allow each company and its leadership to focus on its unique business characteristics and opportunities and better drive long-term value for its stakeholders; the belief in the qualifications of the anticipated CEOs and CFOs of each company; the currently anticipated revenue and EBITDA of each company for the first 12 months following the spin-off; the belief that the financial profile of the outdoor products and accessories company is expected to yield growth and profitability that will facilitate the prioritization of investments and capital allocation focused on both organic and inorganic growth, the belief that the financial profile of the firearm company is expected to yield strong cash flows, a granular focus on organic growth and profitability with a plan to eventually return capital to stockholders in the form of dividends and stock repurchases; the belief that the capital allocation policy of both companies is expected to remain disciplined with a focus on the highest return opportunities for each company; the plan for AOBC to call its Senior Notes, repay its existing bank term loan, and consolidate both of those facilities into a lower interest rate revolving line of credit; the expected timing of the modification of the credit facility allowing for the spin-off; the belief that the outdoor products and accessories company will be well capitalized following the spin-off with zero debt and sufficient liquidity and flexibility to pursue future growth opportunities; and the belief that AOBC management will remain committed to the business and all key stakeholders, including customers, employees, and stockholders, throughout the separation process. We caution that these statements are qualified by important risks, uncertainties, and other factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include, among others, economic, social, political, legislative, and regulatory factors; the potential for increased regulation of firearms and firearm-related products; actions of social activists that could have an adverse effect on our business; the impact of lawsuits; the demand for our products; the state of the U.S. economy in general and the firearm industry in particular; general economic conditions and consumer spending patterns; our competitive environment; the supply, availability, and costs of raw materials and components; the impact of protectionist tariffs and trade wars; speculation surrounding fears of terrorism and crime; our anticipated growth and growth opportunities; our ability to increase demand for our products in various markets, including consumer, law enforcement, and military channels, domestically and internationally; our penetration rates in new and existing markets; our strategies; our ability to maintain and enhance brand recognition and reputation; risks associated with the establishment of our new 630,000 square foot Logistics & Customer Services facility in Missouri; our ability to introduce new products; the success of new products; our ability to expand our markets; our ability to integrate acquired businesses in a successful manner; the general growth of our outdoor products and accessories business; the potential for cancellation of orders from our backlog; and other risks detailed from time to time in our reports filed with the SEC, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2019.

Today's American Outdoor Brands Corporation

- American Outdoor Brands Corporation (NASDAQ Global Select: AOBC) is a provider of quality products for shooting, hunting, and rugged outdoor enthusiasts in the global consumer and professional markets
- AOBC reports two segments:
  - Firearms (handguns, long guns, and suppressor products, as well as forging, machining, and precision plastic injection molding services)
  - Outdoor Products & Accessories (accessories for shooting, hunting, cutlery, and outdoors)
- Serves customers through manufacturing facilities in Springfield, MA, Houlton, ME, Deep River, CT, and Portland, OR, as well as a distribution facility located in Columbia, MO
- Revenue and adjusted EBITDAS for the last twelve months were ~$623M and ~$100M, respectively

Firearms

Smith & Wesson; M&P; Performance Center; Gemtech; Thompson/Center

Outdoor Products & Accessories

Caldwell; Tipton; Wheeler; Frankford Arsenal; Hooyman; BOG; Thompson/Center Accessories; Old Timer; Uncle Henry; Imperial; Smith & Wesson Accessories; M&P Accessories; Lockdown; Bubba; Schrade; Performance Center; LaserLyte; Crimson Trace

AMERICAN OUTDOOR
© 2019 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED.
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Executive Summary SPIN-OFF OF OUTDOOR PRODUCTS & ACCESSORIES AOBC has announced a plan to pursue the spin-off of its Outdoor Products & Accessories business via a tax-free distribution to AOBC stockholders Transaction is expected to result in two separate public companies: Smith & Wesson Brands, Inc. (Firearms) American Outdoor Brands, Inc. (Outdoor Products & Accessories) The company’s bank syndicate supports the proposed transaction Transaction is expected to be completed in the second half of calendar 2020 Spin-off will allow both companies and their dedicated management teams to focus on their respective business models and growth opportunities, while providing enhanced access to capital, financial resources, and investors that are better aligned with its unique business

SEPARATION ENHANCES PROSPECTS FOR LONG-TERM VALUE CREATION Executive Summary Distinct Focus Differentiated Investment Theses Optimized Balance Sheet and Capital Allocation Priorities Incremental Stockholder Value Each company will benefit from a distinct strategic and management focus on its specific operational and growth priorities Smith & Wesson Brands, Inc. – focus on organic growth by developing new products that meet the needs and wants of consumer customers American Outdoor Brands, Inc. – focus on market opportunities in rugged outdoor products, both organically through robust innovation, and inorganically by acquiring new brands Each company will offer a unique and compelling investment opportunity, allowing it to attract investors more closely aligned with its business type and its operational and financial model Smith & Wesson Brands, Inc. – focus on firearms, strong cash generation, returning capital to stockholders via dividends American Outdoor Brands, Inc. – focus on OP&A, delivering high growth via re-investment in the business and M&A Each company will operate with its own capital allocation priorities and access to financial resources, such as markets, credit, and insurance, that are better aligned with its business type and its long term strategy Each company will benefit from the investment community’s ability to value the businesses independently and drive incremental stockholder value through an improved stock price

Executive Summary

TWO COMPANIES WITH ENHANCED PROSPECTS FOR VALUE CREATION

	Smith & Wesson	American Outdoor Brands
Estimated Revenue[(a)]	$450M – $500M	$200M - $210M
Pro Forma Adjusted EBITDAS[(a)]	$90M - $105M	$25M - $30M
Industry-Leading Brands[(b)]	Smith & Wesson; M&P by Smith & Wesson; Performance Center by Smith & Wesson; Thompson/Center; Gemtech Suppressors; Smith & Wesson Precision Components	Caldwell; Tipton; Wheeler; Frankford Arsenal; Hooyman; BOG; Thompson/Center Accessories; Old Timer; Uncle Henry; Imperial; Smith & Wesson Accessories; M&P Accessories; Lockdown; Bubba; Schrade; Performance Center by Smith & Wesson; Laserlyte; Crimson Trace
Estimated Market Size[(c)]	Handguns & Long Guns: ~$4.2B	Rugged Outdoor Recreation: ~$30-35B

(a) Estimated revenue and pro forma adjusted EBITDAS for the first 12 months as an independent company.
(b) American Outdoor Brands, Inc. will license the brands Smith & Wesson® Accessories; M&P® Accessories; Thompson/Center Arms™ Accessories; and Performance Center® Accessories, all of which will be owned by Smith & Wesson Brands, Inc. and will be exclusively licensed to American Outdoor Brands, Inc., after the spin-off.
(c) Estimated market size per Management estimates.

© 2019 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED. 6

A Diverse Outdoor Products & Accessories Company: American Outdoor Brands, Inc. Outdoor Products & Accessories American Outdoor Brands, Inc. will be a growth-oriented provider of outdoor products and accessories for rugged outdoor enthusiasts Industry-leading provider of shooting, reloading, gunsmithing, gun cleaning supplies, specialty tools and cutlery, fishing accessories, survival products, and electro-optics products Financial profile is expected to yield growth and profitability that will facilitate the prioritization of investments and capital allocation focused on both organic and inorganic growth Expected to generate revenue between $200M and $210M and adjusted EBITDAS between $25M and $30M in its first 12 months as an independent company Rugged Outdoor Recreation Market Size: ~$30-35B(b) HQ: Boone County, MO Outdoor Products & Accessories(a) American Outdoor Brands, Inc. will license the brands Smith & Wesson® Accessories; M&P® Accessories; Thompson/Center Arms™ Accessories; and Performance Center® Accessories, all of which will be owned by Smith & Wesson Brands, Inc. and will be exclusively licensed to American Outdoor Brands, Inc., after the spin-off. Estimated market size per Management estimates.

EXPERIENCED LEADERSHIP Outdoor Products & Accessories P. JAMES DEBNEY CHIEF EXECUTIVE OFFICER H. ANDREW FULMER, CPA CHIEF FINANCIAL OFFICER Joined the Company in 2010 with his most recent role being Vice President, Financial Planning & Analysis His extensive financial experience with the company is coupled with his key role in developing and executing the company’s long-term acquisition strategy, particularly for the outdoor products and accessories business In addition to leading the company’s strategic planning process, he developed the company’s procedures for acquisition-related financial modeling, due diligence, internal controls, and integration Joined the Company in 2009 as President of the Firearms Division, and in 2011 was promoted to President, CEO, and Board Member for parent company American Outdoor Brands Corporation Under Debney’s leadership, the company grew its market-leading firearm business, while developing and successfully executing a diversification strategy to expand into the outdoor products and accessories business Oversaw the acquisition of a number of well-known consumer brands which, when combined with organic growth, helped the new division to deliver 25% of the company’s total fiscal 2019 revenue 30+ years of leadership and management experience in multi-factory, multinational organizations that address both consumer and business-to-business environments (previously served as President of Presto Products Company)

Firearms

An Iconic Firearms Company: Smith & Wesson Brands, Inc.

- Smith & Wesson Brands, Inc. is an iconic firearm business with a 167-year history of delivering market leading, personal protection and sport-related firearms for consumers and professionals
- Industry-leading handgun, long gun, and suppressor products are marketed under the brands Smith & Wesson®, M&P®, Performance Center, Thompson/Center Arms™, and Gemtech® brands
- Financial profile is expected to yield strong cash flows, a granular focus on organic growth, and profitability with a plan to eventually return capital to stockholders in the form of dividends
- Expected to generate revenue between $450M and $500M and adjusted EBITDAS between $90M and $105M in its first 12 months as an independent company
- Handguns & Long Guns Market Size: ~$4.2B[a]
- HQ: Springfield, MA

Handguns

Smith&Wesson · M&P by Smith&Wesson · Performance Center by Smith&Wesson

Long Guns

M&P by Smith&Wesson · Thompson/Center

Suppressors

Gemtech Suppressors

Manufacturing Services

Smith&Wesson Precision Components

(a) Estimated market size per Management estimates.

American Outdoor Brands Corporation

© 2019 AMERICAN OUTDOOR BRANDS CORP. ALL RIGHTS RESERVED. 9

EXPERIENCED LEADERSHIP Firearms MARK P. SMITH CHIEF EXECUTIVE OFFICER DEANA L. MCPHERSON, CPA, CGMA CHIEF FINANCIAL OFFICER Joined the Company in 2007 as Corporate Controller, was later promoted to Vice President of Finance and Corporate Controller, and became Chief Accounting Officer in 2017 Her extensive finance and treasury experience with the company includes responsibility for financial reporting and oversight of the company’s audit, tax, and banking matters She has played a key role in the company’s longstanding relationship with its lenders, and her work has been instrumental in managing the company’s syndicated bank credit facility Joined the Company in 2010 as Vice President of Supply Chain Currently the President of the Manufacturing Services division and supports all the company’s businesses During his tenure, the company achieved significant growth while optimizing its manufacturing footprint and achieving record level gross margins In addition to his ten years of operations and leadership experience in the firearms industry, he has over 20 years of operations and supply chain management experience in leadership roles across multiple industries, from Fortune 500 to diversified international corporations

NEXT STEPS 1H CALENDAR 2020 2H CALENDAR 2020 Finalize American Outdoor Brands, Inc. management and Board of Directors composition Finalize American Outdoor Brands, Inc. capital structure File initial Form 10 Smith & Wesson Brands, Inc. and American Outdoor Brands, Inc. investor roadshows Finalize Form 10 Financing execution Establish effective spin-off date Smith & Wesson Brands, Inc. and American Outdoor Brands, Inc. investor days

Elizabeth Sharp Vice President — Investor Relations 2100 Roosevelt Avenue Springfield, MA 01104 Phone: 413 747 6284 Email: lsharp@aob.com www.aob.com